Exhibit 10.1
GENERAL MILLS, INC.
PERFORMANCE STOCK UNIT AWARD

AGREEMENT
GRANT DATE:
PARTICIPANT: [Officer]
PERNR:
TARGET NUMBER OF

UNITS SUBJECT TO
AWARD:
PERFORMANCE PERIOD:
EXPIRATION DATE

OF RESTRICTED
PERIOD:
This Award

is made

under the

General Mills,

Inc. 2022

Stock Compensation

Plan (the

"Plan"), and

is subject

to the
terms

and

conditions

contained

in

the

Plan

document

and

this

Performance

Stock

Unit

Award

Agreement
(“Agreement”).

The Participant: (i) acknowledges receipt of a copy

of the Plan and Plan

prospectus, (ii) represents that
the Participant

has carefully

read and

is familiar

with the provisions

of this

Agreement and

the Plan, and

(iii) hereby
accepts the Performance

Stock Units subject to

all of the terms

and conditions set forth

herein, and in

the Plan.

If the
Participant does

not wish to

receive the

Performance Stock

Units and/or

does not

consent and

agree to

the terms and
conditions

on

which the

Performance

Stock Units

are

offered,

as

set

forth

in this

Agreement

and

the

Plan, then

the
Participant must reject this Award via the website of the Company’s designated broker,

no later than 60 days following
the

Grant

Date.

If the

Participant rejects

this Award,

this Award

will immediately

be forfeited

and

cancelled.

The
Participant’s

failure to

reject this

Award

within this

60 day

period will

constitute the

Participant’s

acceptance of

this
Award and all terms

and conditions of this Award,

as set forth in this Agreement and the Plan.
THIS

AWARD,

dated

on

the

above

Grant

Date,

is made

by

General

Mills,

Inc.,

(the

"Company"),

and

made

to

the

person
named above (the "Participant" or referred

to as “I”, “you”, or “my”) (“Award”).
1.
Award

of Units.

Each unit awarded

represents the right

to receive one

share of the

Company common stock,

par value USD
0.10 per share

(“Stock”). The units

granted pursuant to

this Agreement are referred

to as the “Performance

Stock Units”. The
number of Performance Stock Units

earned by the Participant

for the Performance Period will

be determined at the

end of the
Performance Period

based on

the level

of achievement

against the

Performance Measures

and conditions

in accordance

with
Attachment A. The

number of shares of

Stock the Participant is

paid is dependent

on the number of

Performance Stock Units
earned and satisfactory completion of the

service requirements described herein. Whether, and the

extent to which Performance
Measures have been satisfied at the end of the Performance Period shall be certified by the Compensation & Talent Committee before any payment

is made, and

all such determinations

shall be made

by the Compensation

& Talent

Committee in its

sole
discretion. For

each Performance

Stock Unit

earned and

vested, if

any,

at the

Expiration Date

of the

Restricted Period,

one
share of the Company’s

Stock shall be issued to the Participant

on the Expiration Date of the Restricted

Period, subject to any
additional restrictions

or holding

requirements in

Attachment A.

Except as

otherwise defined

herein, capitalized

terms shall
have the same meanings ascribed to them under the Plan.
2.
Vesting of

Performance Stock Units; Forfeiture of Performance

Stock Units.
(a)
Vesting

Schedule
. The Performance

Stock Units shall

vest on the

Expiration Date of

the Restricted Period

set forth
above (“Vesting

Date”) subject to the terms of this Agreement and the Plan.
(b)
Forfeiture

of Performance

Stock Units
. The

Participant acknowledges

that the

Performance Stock

Units awarded
hereunder are

subject to forfeiture

if the Participant’s

employment with

the Company

or any subsidiary

or affiliated
companies terminates under certain circumstances before the Vesting

Date, as herein provided.
(i)
Resignation or Termination

for Cause.

If the Participant’s employment with the Company or any subsidiary or affiliated

companies is terminated

by either (i)

resignation, or (ii)

a discharge

due to Participant’s

illegal
activities, poor

work performance,

misconduct or

violation of the

Company’s

Code of Conduct,

policies or

practices, then

these Performance

Stock Units, to

the extent

they are not

fully vested

as of the

Termination
Date,

shall

for

no

consideration

be

cancelled

and

forfeited

in

their

entirety.

For

the

avoidance

of

doubt,
“Termination Date” for purposes of this Award will be deemed to occur as of the date Participant

is no longer
actively

providing

services

as

an

employee,

unless

otherwise

determined

by

the

Company

in

its

sole
discretion,

and no

vesting shall

continue

during any

notice period

that may

be specified

under contract

or
applicable law

with respect

to such

termination,

including any

“garden leave”

or similar

period,

except as
may otherwise be permitted in the Company’s

sole discretion.
(ii) Involuntary Termination.

If the Participant’s

employment with the Company

or any subsidiary or

affiliated
companies terminates

involuntarily at

the initiation

of the

Company for

any reason

other than

specified in
Plan

Section

11

(Change

in Control),

or (i),

(iv)

or (v)

in this

section

2, and

upon the

execution

(without
revoking) of an effective general legal release and such other documents as are satisfactory to the Company,
the unvested Restricted Stock Units

that are in the tranche

with a Scheduled Vesting

Date within 12 months
of

the

Termination

Date

shall

vest,

in

an

amount

equal

to

the

pro-rata

amount

based

on

employment
completed during

the relevant

12 month

tranche vesting

period. All

other unvested

Restricted Stock

Units
shall be forfeited as of

the Termination

Date. All Restricted Stock

Units that vest under

this paragraph shall
be paid on the respective Scheduled Vesting

Date otherwise applicable to such tranche.
(iii) Death.

If a Participant

dies while employed by

the Company or any

subsidiary or affiliated companies during
the Performance Period, this Award

shall fully vest and shall be considered to be earned in full “at target” as if the applicable Performance

Measures established in Attachment A

have been achieved at

target, and settled
and paid on the first day of the month following death to the designated beneficiary or beneficiaries.
(iv) Retirement
.

If the

termination of

employment is

due to

the Participant’s

retirement on

or after

age 55

and
completion of at

least five (5) years

of service with

the Company or any

subsidiary or affiliated

companies,
then

if

such

retirement

occurs

before

the end

of

the

Company’s

fiscal

year

within

which

this Award

was
granted, it shall vest in

a pro-rata amount based on actual

employment completed during said fiscal year.

But
if such

retirement occurs

after the

end of

the fiscal

year in

which it

is awarded,

then it

shall vest

fully.

In
either case, vested Performance Stock Units shall be settled and paid on the Expiration Date of the Restricted
Period (subject to any additional restrictions or holding requirements in Attachment A), with a value, if any,
that

otherwise

would

be

earned

under

the

applicable

Performance

Measures

established

in

Attachment

A
based on actual performance.

Notwithstanding the above, the

terms of this paragraph (iv) shall

not apply to
a Participant who, prior to a Change

of Control, is terminated for cause as

described in (b)(i); said Participant
shall be treated as provided in paragraph (b)(i).
(v)
Spin-offs

and

Other

Divestitures.

If

the

termination

of

employment

is

due

to

the

divestiture,

cessation,
transfer,

or

spin-off

of

a

line

of

business

or

other

activity

of

the

Company,

the

Committee,

in

its

sole
discretion, shall determine the conversion,

vesting, or other treatment of these

Awards.

Such treatment shall
be consistent

with Code

Section 409A,

and in

particular will

take into

account whether

a separation

from
service has occurred within the meaning of Code Section 409A.
3. Dividend Equivalents.

Subject to

any applicable

provisions in

Attachment A,

any dividends

or other

distributions declared
payable on

the Company’s

Stock on or

after the Grant

Date of this

Award

until the Award

is settled and/or

forfeited shall be
credited

notionally

to the

Participant in

an amount

equal

to such

declared

dividends

or other

distributions

on an

equivalent
number of shares of Stock (“Dividend Equivalents”).

Dividend Equivalents so credited shall be paid if, and only to the extent, the underlying Performance Stock

Units to which they relate become

unrestricted and vest, as provided under

the terms of the
Plan and

this Agreement.

Dividend

Equivalents credited

in respect

to Performance

Stock Units

that are

forfeited

under the
terms of the Plan and this document, are correspondingly forfeited.

No interest or other earnings shall be credited on Dividend
Equivalents.

Vested

Dividend Equivalents shall be paid in cash at the same time as the underlying Performance Stock Units to
which they relate are settled.
4. Settlement of Performance Stock Units.

Upon vesting of the Performance Stock Units, settlement

shall be completed as soon
as administratively practicable but in no event later than 30 days after the vesting date, except where such settlement following a Section 409A

Separation from Service

requires a six-month

delay.

The Company will

provide for settlement

in the form

of
shares of Stock. At the Company’s discretion, additional

restrictions or holding requirements may be imposed on settled Units and dividend equivalents, if any.

5. Non-Transferability
.

The

Performance

Stock

Units

may

not

be

sold,

assigned,

pledged,

exchanged,

hypothecated,
encumbered, disposed of, or otherwise transferred, unless otherwise provided in the Plan or this Agreement.

Upon any attempt
to transfer,

assign, pledge, hypothecate

or otherwise dispose

of the Performance

Stock Units or

of such rights

contrary to the
provisions hereof or in the Plan, the Performance Stock Units and such rights shall immediately become null and void.
6.
Withholding of

Tax.

The Participant

acknowledges that,

regardless of

any action

taken by

the Company

or, if

different, the
subsidiary or affiliated company that employs

the Participant (the “Employer”), the ultimate liability for all income tax, social
contributions,

payroll tax,

fringe benefits

tax, payment

on account,

hypothetical

tax or

other tax-related

items related

to the
Participant’s participation

in the Plan and

legally applicable to the

Participant or deemed by

the Company or the

Employer in
their discretion to be an appropriate charge to the Participant even if legally applicable to the Company or the Employer (“Tax-
Related Items”), is and remains the Participant’s

responsibility and may exceed the amount actually withheld by the Company
or

the

Employer,

if

any.

The

Participant

further

acknowledges

that

the

Company

and/or

the

Employer

(a)

make

no
representations

or

undertakings

regarding

the

treatment

of

any

Tax-Related

Items

in

connection

with

any

aspect

of

the
Performance

Stock

Units,

including,

but

not

limited

to,

the

grant,

vesting,

the

subsequent

sale

of

shares

of

Stock

acquired
pursuant to such vesting and the receipt of any dividends; and (b) do not commit to and are under no obligation to structure the terms of the grant

or any aspect of

the Performance Stock Units

to reduce or eliminate the

Participant’s liability for Tax-Related
Items or achieve any

particular tax result.

Further, if the Participant

is subject to

Tax-Related Items in more than

one jurisdiction
between

the

Grant

Date

and

the

date

of

any

relevant

taxable

or

tax

withholding

event,

as

applicable,

the

Participant
acknowledges

that

the

Company

and/or

the

Employer

(or

former

employer,

as

applicable)

may

be

required

to

withhold

or
account for Tax

-Related Items in more than one jurisdiction.
Prior

to

the

relevant

taxable or

tax

withholding

event,

as applicable,

the

Participant

agrees to

make

adequate

arrangements
satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, unless otherwise approved by the Committee, the Company shall

satisfy the obligations with

regard to all Tax

-Related Items by one or

a combination of the
following:

(i) withholding

from the

Participant’s

wages or

other cash

compensation paid

to the

Participant by

the Company
and/or the Employer; (ii) withholding from the shares of Stock to be delivered upon settlement of the Performance Stock Units or other awards granted to the Participant or (iii) permitting the Participant to tender to the Company cash or,

if allowed by the
Committee, shares of Stock.
Depending on the withholding

method, the Company may

withhold or account

for Tax-Related Items by considering applicable
statutory

withholding

rates

(as

determined

by

the

Company

in

good

faith

and

in

its

sole

discretion)

or

other

applicable
withholding rates, including maximum applicable

rates, in which case

the Participant will receive

a refund of

any over-withheld
amount and will have no entitlement to the share equivalent. If the obligation for Tax-Related Items is satisfied by withholding from

the

shares

of

Stock

to

be

delivered

upon

vesting

of

the

Performance

Stock

Units,

for

tax

purposes,

the

Participant

is
deemed to have been issued

the full number of shares of

Stock subject to the Performance Stock

Units, notwithstanding that a
number of shares

of Stock are held

back solely for the

purpose of paying the

Tax-Related

Items. The Participant

will have no
further rights with respect to any shares of Stock that are retained by the Company pursuant to this provision.
The

Participant

agrees

to pay

to

the Company

or the

Employer

any

amount of

Tax-Related

Items

that the

Company

or the
Employer may

be required

to withhold

or account

for as

a result

of the

Participant’s

participation in

the Plan

that cannot

be
satisfied by the means previously described. The Company may refuse to issue or deliver shares of Stock or proceeds from the sale of

shares of

Stock until

arrangements satisfactory

to the

Company have

been made

in connection

with the

Tax-Related
Items.
7. Restrictive Covenants; Confidential Information; Work Product.

The Participant agrees to cooperate with the Company in
any way needed in order to comply with, or fulfill the terms of the Plan and this Award document.

As a term and condition of
this Award,

Participant agrees to the following terms:

a.
I agree

to use

General Mills

Confidential Information

only as

needed in

the performance

of my

duties, to

hold and
protect such information

as confidential to the

Company,

and not to engage

in any unauthorized use

or disclosure of
such

information

for

so

long

as

such

information

qualifies

as

Confidential

Information.

I

agree

that

after

my
employment with

the Company

terminates for

any reason,

including “retirement”

as that

term is

used in

the Plan,

I
will not

use or

disclose, directly

or indirectly,

Company Confidential

Information or

trade secrets

for any

purpose,
unless I get the prior written consent of my manager to do so.
This document does

not prevent me from

filing a complaint with

a government agency

(including the Securities

and
Exchange

Commission,

Department

of

Justice,

Equal

Employment

Opportunity

Commission

and

others)

or

from

participating

in

an

agency

proceeding.

This

document

also

does

not

prevent

me

from

providing

an

agency

with
information, including this document,

unless such information is legally

protected from disclosure to

third parties.

I
do not need prior company authorization to take these actions, nor must

I notify the company I have done so.
Also, as

provided in

18 U.S.C.

1833(b), I cannot

be held

criminally or civilly

liable under any

federal or state

trade
secret law for

making a trade secret

disclosure: (A) in

confidence to a

federal, state, or

local government official, either
directly or

indirectly,

or to

an attorney,

solely for

the purpose

of reporting

or investigating

a suspected

violation of
law; or (B) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.
General

Mills

Confidential

Information

means

any

non-public

information

I

create,

receive,

use

or

observe

in

the
performance

of

my

job

at

General

Mills,

including

trade

secrets.

Examples

of

Confidential

Information

include
marketing,

merchandising,

business

plans,

business

methods,

pricing,

purchasing,

licensing,

contracts,

employee,
supplier

or

customer

information,

customer,

vendor

or

partner

client

or

contact

lists,

financial

data,

technological
developments, manufacturing processes

and specifications, product

formulas, ingredient specifications,

software code,
and all other proprietary information which is not publicly available to others.
Prior to leaving the Company, I agree to return all materials in my possession containing Confidential Information, as well

as

all

other

documents

and

other

tangible

items

provided

to

me

by

General

Mills,

or

developed

by

me

in
connection with my employment with the Company.
b.
I agree to promptly tell General Mills about any ideas, concepts, improvements,

designs, inventions, discoveries, and
creative works (collectively,

“Work Product”)

which I conceive or create during my

employment with General Mills
which relate to General Mills’ businesses.
I further agree to immediately,

automatically and irrevocably assign,

and hereby do assign, to

General Mills any and
all intellectual property rights in and

to such Work Product, and all such intellectual

property rights shall be solely

and
exclusively owned by General

Mills.

“Intellectual property rights” means patent

rights, copyrights, trade secret

rights,
trade dress rights, trademark rights and all comparable rights throughout the world.
During my employment

with General Mills

and anytime

thereafter, I

will take all

necessary steps, at

General Mills’
request and expense, but without further compensation to me, to execute any instruments necessary to enable General
Mills or General Mills’ nominee to register intellectual property rights throughout the world.
After I leave

General Mills, I

agree to help

General Mills

in every way

possible in any

government or legal

proceedings
pertaining to any General Mills intellectual property rights.
c. [
This Section 7.c. does not apply to

California, Colorado, Minnesota, and Washington -based employees.
] I agree that
for one year

after I leave

the Company,

including retiring from

the Company,

I will not work

on any product,

brand
category, process,

or service: (A) on which I worked, or

about which I had access to Confidential

Information, in the
year immediately preceding my termination (including retirement) from General Mills, and (B) which competes with
General Mills products, brand categories, processes, or related services.

d.
I agree that for one year after I leave General Mills, including retiring from the Company,

I will refrain from directly
or indirectly soliciting

Company employees for

the purpose of

hiring them or

inducing them to

leave their employment
with the Company.
e.
I agree

that after

I leave

General Mills,

including retiring

from the

Company,

I will

indefinitely refrain

from using
Company client or contact lists, and for two years I will refrain from soliciting the Company’s customers.
A breach of the

obligations set forth in

this paragraph may result

in the rescission of

the Award,

termination and forfeiture

of
any

unvested

Units,

and/or

required

payment

to

the

Company

of

all

or

a

portion

of

any

monetary

gains

acquired

by

the
Participant as a result of the Award, unless the Award

vested and was settled more than four (4) years prior to the breach.

The
foregoing remedies are in addition to, and not in lieu of injunctive relief and/or any other legal or equitable remedies available under applicable law.
8. Nature of Grant.

In accepting the Performance Stock Units, the Participant acknowledges and agrees that:

(a)
the Plan

is established

voluntarily by

the Company,

it is

discretionary

in nature

and it

may be

modified, amended,
suspended or terminated by the Company,

in its sole discretion, at any time (subject to any limitations set forth in the
Plan);
(b)
the grant of the Performance Stock Units

is voluntary and occasional and does

not create any contractual or other

right
to

receive

future

grants

of

Performance

Stock

Units,

or

benefits

in

lieu

of

Performance

Stock

Units,

even

if
Performance Stock Units s or other awards have been granted in the past;
(c)
all decisions with respect to future awards, if any,

will be at the sole discretion of the Company;
(d)
the Participant’s participation

in the Plan is voluntary;
(e)
the Performance Stock

Units and the

Participant’s participation

in the Plan

shall not create

a right to

employment or
be interpreted as forming an employment contract with the

Company or any of its Subsidiaries or

affiliated companies
and shall not

interfere with the

ability of the

Company or the

Employer,

as applicable, to

terminate the

Participant’s
employment relationship (as otherwise may be permitted under local law);
(f)
unless

otherwise

agreed

with

the

Company,

the

Performance

Stock

Units

and

any

shares

of

Stock

acquired

upon
vesting of the Performance Stock Units, and the income from and value of same, are not granted as consideration for,
or

in

connection

with,

any

service

the

Participant

may

provide

as

a

director

of

any

subsidiary

or

affiliate

of

the
Company;
(g)
the Performance Stock Units

and any shares of Stock

acquired under the Plan and

the income and value

of same, are
not

part

of

normal

or

expected

compensation

for

purposes

of

calculating

any

severance,

resignation,

termination,
redundancy,

dismissal,

end-of-service

payments,

bonuses,

long-service

awards,

pension

or

retirement

or

welfare
benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company,

the Employer or any subsidiary

or affiliate of the Company;
(h)
the future value

of the shares

of Stock

underlying the Performance

Stock Units is

unknown, indeterminable, and cannot
be predicted with certainty;

(i)
upon vesting of the Performance Stock Units, the value of such shares of

Stock may increase or decrease in value;

(j)
no

claim

or

entitlement

to

compensation

or

damages

shall

arise

from

forfeiture

of

the

Performance

Stock

Units
resulting from termination

of the Participant’s

employment (for any

reason whatsoever and

whether or not in

breach
of local labor laws or later found invalid) and, in consideration of the Performance Stock Units, the Participant agrees not to institute any claim against the Company or the Employer;
(k)
the Performance Stock Units and

the benefits evidenced by

this Agreement do not

create any entitlement not

otherwise
specifically

provided

for

in the

Plan or

provided

by the

Company

in its

discretion,

to have

the Performance

Stock
Units

or

any

such

benefits

transferred

to,

or

assumed

by,

another

company,

nor

to

be

exchanged,

cashed

out

or
substituted for, in connection with any corporate

transaction affecting the shares of Stock; and
(l)
neither the Company

nor any of its

Subsidiaries or affiliated

companies shall be

liable for any

foreign exchange rate
fluctuation between the

Participant’s local

currency and the U.S.

dollar that may

affect the value

of the Performance
Stock

Units

or

any

amounts

due

to

the

Participant

pursuant

to

the

vesting

of

the

Performance

Stock

Units

or

the
subsequent sale of any shares of Stock acquired upon vesting of the Performance

Stock Units.
9.
Data

Privacy.
If

the

Participant

would

like

to

participate

in

the

Plan,

the

Participant

will

need

to

review

the

information
provided in

this Section

9 and,

where applicable,

declare the

Participant’s

consent to

the processing

of personal

data by

the
Company and the third parties stated below.

If the Participant is based

in the European Union (“EU”),

European Economic Area (“EEA”) or

United Kingdom, please note
that General Mills,

Inc. with registered

address at One

General Mills Boulevard,

Minneapolis, MN 55426-1347,

is the controller
responsible for the processing of the Participant’s

personal data in connection with the Agreement and the Plan.

(a)
Data

Collection

and

Usage.

The

Company

collects,

processes,

uses

and

transfers

certain

personally-identifiable
information about

the Participant,

specifically,

the Participant’s

name, home

address and

telephone number,

email
address, date of birth, social insurance, passport number or other identification number,

salary, nationality,

job title,
any shares of Stock or directorships

held in the Company or any affiliated company,

details of all Performance Stock
Units or any

other entitlement to

shares of Stock awarded, canceled,

exercised, settled, vested, unvested

or outstanding
in

the

Participant’s

favor,

which

the

Company

receives

from

the

Participant

or

the

Employer

(the

“Data”).

The
Company collects, processes

and uses the Data

for the purposes of performing

its contractual obligations

under this
Agreement,

implementing,

administering and

managing

the Participant’s

participation

in the

Plan

and facilitating
compliance with applicable tax and securities law.
If the Participant

is based in

the EU, EEA

or United Kingdom,

the legal basis

for the processing

of the Data

by the
Company

is

the

necessity

of

the

processing

for

the

Company

to

perform

its

contractual

obligations

under

this
Agreement

and

the

Plan

and

the

Company’s

legitimate

business

interests

of

managing

the

Plan,

administering
employee equity awards and complying with its contractual

and statutory obligations.
If the Participant is

based in any other

jurisdiction, the legal basis

for the processing

of the Data by the

Company is
the Participant’s

consent as further described below.
(b)
Stock

Plan

Administration

Service

Providers.

The

Company

transfers

Data

to

E*TRADE

Financial

Corporate
Services, Inc.

(including its

affiliated companies),

an independent

service provider

which assists

the Company

with
the implementation,

administration and

management of

the Plan.

In the future,

the Company

may select a

different
service

provider,

which

will

in

a

similar

manner,

share

Data

with

such

service

provider.

The

Company’s

service
provider will

maintain an

account for the

Participant to administer

the Performance

Stock Units. The

processing

of
Data

will

take

place

through

both

electronic

and

non-electronic

means.

Data

will

only

be

accessible

by

those
individuals requiring access to it for purposes of implementing,

administering and operating the Plan.
(c)
International Data

Transfers. The

Company and

its service providers

are based

in the United

States and

India. The
Participant’s

country or jurisdiction may have different data privacy laws and protections than the United States and
India.

An

appropriate

level

of

protection

can

be

achieved

by

implementing

safeguards

such

as

the

Standard
Contractual Clauses adopted by the EU Commission.
If the Participant is based in any other jurisdiction, the Data will be transferred from the Participant’s jurisdiction to
the Company

and onward

from

the Company

to any

of its

service providers

based on

the Participant’s

consent, as
further described below.
(d)
Data Retention. The

Company will use the Data

only as long as necessary

to implement, administer and

manage the
Participant’s

participation in

the Plan,

or as

required

to comply

with legal

or regulatory

obligations, including

tax
and securities laws.

When the Company

no longer needs

the Data,

the Company will

remove it

from its

systems.

If
the Company keeps data

longer,

it would be to satisfy legal

or regulatory obligations

and the Company’s

legal basis
would be relevant

laws or regulations

(if the Participant

is in the EU,

EEA or United Kingdom)

or the Participant’s
consent (if the Participant is outside the EU, EEA or United Kingdom).
(e)
Data

Subject

Rights.

The

Participant

may

have

a

number

of

rights

under

data

privacy

laws

in

the

Participant’s
jurisdiction. Subject to the conditions

set out in the applicable law

and depending on where

the Participant is based,
such

rights

may

include

the

right

to

(i)

request

access

to,

or

copies

of,

the

Data

processed

by

the

Company,

(ii)
rectification

of

incorrect

Data,

(iii)

deletion

of

Data,

(iv)

restrictions

on

the

processing

of

Data,

(v)

object

to

the
processing of Data

for legitimate interests, (vi)

portability of Data, (vii) lodge complaints

with competent authorities
in the Participant’s

jurisdiction, and/or to (viii) receive a list with the names and addresses of any potential recipients
of Data.

To

receive

clarification regarding

these rights

or to

exercise

these rights,

the Participant

can contact

HR
Direct.
(f)
Necessary

Disclosure

of

Personal

Data.

The

Participant

understands

that

providing

the

Company

with

Data

is
necessary for the performance of the Agreement

and that the Participant’s

refusal to provide

the Data would make it

impossible

for

the

Company

to

perform

its

contractual

obligations

and

may

affect

the

Participant’s

ability

to
participate in the Plan.
(g)
Declaration

of

Consent

(if

the

Participant

is

outside

the

EU,

EEA

and

United

Kingdom).

The

Participant

hereby
unambiguously

consents

to

the collection,

use

and

transfer,

in

electronic

or

other

form,

of

the

Data,

as

described
above and in any other

grant materials, by and among,

as applicable, the Employer,

the Company and any affiliated
company for

the exclusive

purpose of

implementing, administering

and managing

the Participant’s

participation in
the Plan. The Participant

understands that the Participant

may, at

any time, refuse

or withdraw the consents

herein,
in any

case without

cost, by

contacting HR

Direct.

If the

Participant does

not consent

or later

seeks to

revoke

the
Participant’s

consent,

the

Participant’s

employment

status

or

service

with

the

Employer

will

not

be

affected;

the
Participant’s

consequence of

refusing

or withdrawing

consent is

that the

Company would

not be

able to

award the
Participant

Performance

Stock Units

or any

other equity

award

to the

Participant or

administer or

maintain

such
awards.

Therefore,

the Participant

understands

that refusing

or withdrawing

consent may

affect the

Participant’s
ability to

participate in

the Plan.

For more

information on

the consequences

of refusal

to consent

or withdrawal

of
consent, the Participant should contact HR Direct.
10. Clawback
. This Award

is specifically made subject to the Company’s Executive

Compensation Clawback Policies.
11.
Insider Trading;

Market Abuse

Laws.

By participating

in the

Plan, the

Participant agrees

to comply

with the

Company’s
policy

on

insider

trading

(to

the

extent

that

it

is

applicable

to

the

Participant),

the

Participant

further

acknowledges

that,
depending on the Participant’s or his or her broker’s country of residence or where the shares

of Stock are listed, the Participant
may be subject

to insider trading

restrictions and/or market

abuse laws

that may affect

the Participant’s ability to

accept, acquire,
sell or

otherwise dispose

of shares

of Stock,

rights to

shares of

Stock (e.g.,

Performance Stock

Units) or

rights linked

to the
value of shares of

Stock, during such times

the Participant is considered

to have “inside information”

regarding the Company
as defined by

the laws or regulations

in the Participant’s

country.

Local insider trading

laws and regulations

may prohibit the
cancellation

or amendment

of orders

the Participant

places before

he or

she possessed

inside information.

Furthermore,

the
Participant could

be prohibited

from (i)

disclosing the

inside information

to any

third party

(other than

on a

“need to

know”
basis) and (ii) “tipping” third parties or causing them

otherwise to buy or sell securities. The Participant

understands that third
parties

include

fellow

employees.

Any

restriction

under

these

laws

or

regulations

are

separate

from

and

in

addition

to

any
restrictions that may be imposed under any applicable Company insider trading policy.

The Participant acknowledges that it is
the Participant’s responsibility

to comply with any applicable restrictions, and that

the Participant should therefore consult the
Participant’s personal advisor on

this matter.
12.
Electronic

Delivery.
The Participant

agrees, to

the fullest

extent

permitted by

law,

in lieu

of receiving

documents

in paper
format,

to

accept

electronic

delivery

of

any

documents

that

the

Company

and

its

Subsidiaries

or

affiliated

companies

may
deliver in connection with this grant and any other grants offered by the Company,

including prospectuses, grant notifications,
account statements, annual or quarterly reports, and

other communications. Electronic delivery of a

document may be made via
the Company’s email system or by reference to a location on the Company’s intranet or website or a website of the Company’s agent administering

the Plan. By

accepting this

grant, whether

electronically or

otherwise, the

Participant hereby

consents to
participate in the Plan through such system, intranet, or website, including but not limited to the use of electronic signatures or click-through electronic acceptance of terms and conditions.
13. English Language. The Participant acknowledges and agrees that it is the Participant’s express intent that this Agreement and the Plan

and all other

documents, notices

and legal

proceedings entered

into, given or

instituted pursuant

to the Performance
Stock Units be

drawn up in English.

To

the extent the Participant

has been provided

with a copy of

this Agreement, the Plan,
or any other

documents relating

to this Award

in a language

other than English,

the English language

documents will prevail
in case of any ambiguities or divergences as a result of translation.
14. Addendum.
Notwithstanding any

provisions in

this Agreement,

the Performance

Stock Units

shall be

subject to

any special
terms

and

conditions

set

forth

in

the

Country-Specific

Addendum

to

this

Agreement

(the

“Addendum”).

Moreover,

if

the
Participant transfers to one of the countries included in such Addendum, the special terms and conditions for such country will apply to the Participant, to the extent the Company determines that the application of such terms and conditions is necessary or
advisable to comply with local law or facilitate the administration of the Plan (or the Company may establish alternative terms and conditions as may be necessary or advisable to accommodate the Participant’s transfer). The Addendum constitutes part of this Agreement.

15.
Not a Public

Offering
. The award

of the Performance

Stock Units is

not intended

to be a

public offering

of securities in

the
Participant’s

country of

employment (or

country of

residence, if

different). The

Company has

not submitted

any registration
statement, prospectus

or other filings

with the local

securities authorities (unless

otherwise required under

local law), and

the
award of

the Performance

Stock Units

is not subject

to the supervision

of the

local securities authorities.
No employee of

the
Company or

any of

its Subsidiaries

or affiliated

companies is

permitted to

advise the

Participant on

whether he/she

should
participate

in the

Plan.

Acquiring shares

of Stock

involves a

degree

of risk.

Before

deciding

to participate

in the

Plan, the
Participant should carefully consider all risk factors relevant to the acquisition of shares of Stock under the Plan and carefully review all

of the

materials related

to the

Performance Stock

Units and

the Plan.

In addition,

the Participant

should consult
with his/her personal advisor for professional investment

advice.
16.
Repatriation;

Compliance

with

Law
.

The

Participant

agrees

to

repatriate

all payments

attributable

to

the

shares

of Stock
and/or cash acquired

under the Plan in

accordance with applicable

foreign exchange

rules and regulations

in the Participant’s
country of employment

(and country of

residence, if different).

In addition, the

Participant agrees to

take any and

all actions,
and

consent

to

any

and

all

actions

taken

by

the

Company

and

any

of

its

Subsidiaries

and

affiliated

companies,

as

may

be
required to

allow the

Company and

any of

its Subsidiaries

and affiliated

companies to

comply with

local laws,

rules and/or
regulations in

the Participant’s

country of

employment (and country

of residence, if

different). Finally,

the Participant

agrees
to take

any and

all actions

as may

be required

to comply

with the

Participant’s

personal obligations

under local

laws, rules
and/or regulations in the Participant’s

country of employment and country of residence, if different).
17.
Imposition

of

Other

Requirements
.

The

Company

reserves

the

right

to

impose

other

requirements

on

the

Participant’s
participation in the Plan, on the Performance

Stock Unit, and on any shares of Stock acquired under

the Plan, to the extent the
Company determines it is

necessary or advisable for

legal or administrative reasons,

and to require the

Participant to sign any
additional agreements or undertakings that may be necessary to accomplish the foregoing.
18. Committee’s Powers
. No provision contained

in this Agreement shall

in any way terminate,

modify or alter,

or be construed
or interpreted

as terminating,

modifying or

altering any

of the

powers, rights

or authority

vested in

the Committee

or,

to the
extent delegated, in its

delegate, pursuant to the

terms of the Plan or

resolutions adopted in furtherance

of the Plan, including,
without

limitation,

the right

to make

certain

determinations

and

elections

with respect

to the

Performance

Stock Unit.

Any
dispute

regarding

the

interpretation

of

this

Agreement

or

the

terms

of

the

Plan

shall

be

submitted

to

the

Committee

or

its
delegate

who

shall

have

the

discretionary

authority

to

construe

the

terms

of

this

Agreement,

the

Plan,

and

all

documents
ancillary to this

Award.

The decisions of the

Committee or its delegate

shall be final and

binding and any

reviewing court of
law or

other party

shall defer to

its decision,

overruling if,

and only

if, it is

arbitrary and

capricious. In

no way

is it intended
that this review standard subject the Plan or Award

to the U.S. Employee Retirement Income Security Act.
19.
Binding

Effect
.

This

Agreement

shall

be

binding

upon

and

inure

to

the

benefit

of

any

successors

to

the

Company

and

all
persons lawfully claiming under the Participant.
20. Governing Law and Forum
. Without limiting the effect of section 16, this Agreement shall be governed by,

and construed in
accordance with, the laws of the State of Delaware without regard to principles of conflict of laws.
21. Severability
. The

provisions of

this Agreement

are severable

and if

any one

or more

of the

provisions are

determined to

be
illegal

or otherwise

unenforceable,

in whole

or in

part,

the Agreement

shall be

reformed

and

construed

so that

it would

be
enforceable to

the maximum

extent legally

possible, and

if it

cannot be

so reformed

and construed,

as if

such unenforceable
provision, or part thereof, had never been contained herein.
22. Waiver
. The waiver by

the Company with respect

to Participant’s

(or any other participant’s)

compliance with any

provision
of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by such party of a provision of this Agreement.
A copy of the Plan and the Prospectus to the General Mills, Inc. 2022 Stock Compensation

Plan is available on G&Me by searching
“2022 Stock Compensation Plan”.

A copy of the Company’s latest Annual Report

on Form 10-K is also available on the Company’s
website at www.generalmills.com

under Investor Information/Annual Reports.
GENERAL MILLS, INC.

GENERAL MILLS, INC.
PERFORMANCE STOCK UNIT AWARD

AGREEMENT
GRANT DATE:
PARTICIPANT: [CEO]
PERNR:
TARGET NUMBER OF

UNITS SUBJECT TO
AWARD:
PERFORMANCE PERIOD:
EXPIRATION DATE

OF RESTRICTED
PERIOD:
This Award

is made

under the

General Mills,

Inc. 2022

Stock Compensation

Plan (the

"Plan"), and

is subject

to the
terms

and

conditions

contained

in

the

Plan

document

and

this

Performance

Stock

Unit

Award

Agreement
(“Agreement”).

The Participant: (i) acknowledges receipt of a copy

of the Plan and Plan

prospectus, (ii) represents that
the Participant

has carefully

read and

is familiar

with the provisions

of this Agreement

and the Plan,

and (iii) hereby
accepts the Performance

Stock Units subject to

all of the terms

and conditions set forth

herein, and in

the Plan.

If the
Participant does

not wish to

receive the

Performance Stock

Units and/or

does not

consent and agree

to the terms

and
conditions

on

which the

Performance

Stock Units

are

offered,

as

set

forth

in this

Agreement

and

the

Plan, then

the
Participant must reject this Award via the website of the Company’s designated broker,

no later than 60 days following
the

Grant

Date.

If the

Participant rejects

this Award,

this Award

will immediately

be forfeited

and

cancelled.

The
Participant’s

failure to

reject this

Award

within this

60 day

period will

constitute the

Participant’s

acceptance of

this
Award and all terms

and conditions of this Award,

as set forth in this Agreement and the Plan.
THIS

AWARD,

dated

on

the

above

Grant

Date,

is made

by

General

Mills,

Inc.,

(the

"Company"),

and

made

to

the

person
named above (the "Participant" or referred

to as “I”, “you”, or “my”) (“Award”).
1.
Award

of Units.

Each unit awarded

represents the right

to receive one

share of the

Company common stock,

par value USD
0.10 per share

(“Stock”). The units

granted pursuant to

this Agreement are referred

to as the “Performance

Stock Units”. The
number of Performance Stock Units

earned by the Participant

for the Performance Period will

be determined at the

end of the
Performance Period

based on

the level

of achievement

against the

Performance Measures

and conditions

in accordance

with
Attachment A. The

number of shares of

Stock the Participant is

paid is dependent

on the number of

Performance Stock Units
earned and satisfactory completion of the

service requirements described herein. Whether, and the

extent to which Performance
Measures have been satisfied at the end of the Performance Period shall be certified by the Compensation & Talent Committee before any payment

is made, and

all such determinations

shall be made

by the Compensation

& Talent

Committee in its

sole
discretion. For

each Performance

Stock Unit

earned and

vested, if

any,

at the

Expiration Date

of the

Restricted Period,

one
share of the Company’s

Stock shall be issued to the Participant

on the Expiration Date of the Restricted

Period, subject to any
additional restrictions

or holding

requirements in

Attachment A.

Except as

otherwise defined

herein, capitalized

terms shall
have the same meanings ascribed to them under the Plan.
2.
Vesting of

Performance Stock Units; Forfeiture of Performance

Stock Units.
(a)
Vesting

Schedule
. The Performance

Stock Units shall

vest on the

Expiration Date of

the Restricted Period

set forth
above (“Vesting

Date”) subject to the terms of this Agreement and the Plan.
(b)
Forfeiture

of Performance

Stock Units
. The

Participant acknowledges

that the

Performance Stock

Units awarded
hereunder are

subject to forfeiture

if the Participant’s

employment with

the Company

or any subsidiary

or affiliated
companies terminates under certain circumstances before the Vesting

Date, as herein provided.
(i)
Resignation or Termination

for Cause.

If the Participant’s employment with the Company or any subsidiary or affiliated

companies is terminated

by either (i)

resignation, or (ii)

a discharge

due to Participant’s

illegal
activities, poor

work performance,

misconduct or

violation of the

Company’s

Code of Conduct,

policies or
practices, then

these Performance

Stock Units, to

the extent

they are not

fully vested

as of the

Termination
Date,

shall

for

no

consideration

be

cancelled

and

forfeited

in

their

entirety.

For

the

avoidance

of

doubt,
“Termination Date” for purposes of this Award will be deemed to occur as of the date

Participant is no longer

actively

providing

services

as

an

employee,

unless

otherwise

determined

by

the

Company

in

its

sole
discretion,

and no

vesting shall

continue

during any

notice period

that may

be specified

under contract

or
applicable law

with respect

to such

termination,

including any

“garden leave”

or similar

period,

except as
may otherwise be permitted in the Company’s

sole discretion.
(ii)
Involuntary

Termination/

Early

Retirement.

If

the

Participant’s

employment

by

the

Company

terminates
involuntarily at the initiation of the Company for any reason other than specified in Plan Section 11 (Change in

Control),

or (i),

(iv)

or (v)

in

this section

2, and

upon the

execution

(without revoking)

of an

effective
general legal release and such

other documents as are satisfactory

to the Company, or if the

Participant retires
on or

after age

55 but

before age

62, this

Award

shall be

payable on

the Expiration

Date of

the Restricted
Period with a

value, if

any, that otherwise would

be earned

under the applicable

performance goals established
under

Attachment

A based

on actual

performance;

and

shall vest

at

the

Expiration

Date of

the Restricted
Period in a pro-rata

amount based on

actual employment completed

during the Performance Period

through
the date of termination. All other Performance Share Units shall be forfeited as of the date of termination.

(iii) Death.

If a Participant

dies while employed by

the Company or any

subsidiary or affiliated companies during
the Performance Period, this Award

shall fully vest and shall be considered to be earned in full “at target” as if the applicable Performance

Measures established in Attachment A

have been achieved at

target, and settled
and paid on the first day of the month following death to the designated beneficiary or beneficiaries.
(iv) Normal Retirement
.

If the termination of employment is due to a Participant’s retirement on or after age 62,
then

if

such

retirement

occurs

before

the end

of

the

Company’s

fiscal

year

within

which

this Award

was
granted, it shall vest in

a pro-rata amount based on actual

employment completed during said fiscal year.

But
if such

retirement occurs

after the

end of

the fiscal

year in

which it

is awarded,

then it

shall vest

fully.

In
either case, vested

Units shall

be paid on

the Expiration

Date of the

Restricted Period,

with a value,

if any,
that otherwise would be earned

under the applicable performance goals

established in the Attachment based
on actual performance.
(v)
Spin-offs

and

Other

Divestitures.

If

the

termination

of

employment

is

due

to

the

divestiture,

cessation,
transfer,

or

spin-off

of

a

line

of

business

or

other

activity

of

the

Company,

the

Committee,

in

its

sole
discretion, shall determine the conversion,

vesting, or other treatment of these

Awards.

Such treatment shall
be consistent

with Code

Section 409A,

and in

particular will

take into

account whether

a separation

from
service has occurred within the meaning of Code Section 409A.
3. Dividend Equivalents.

Subject to

any applicable

provisions in

Attachment A,

any dividends

or other

distributions declared
payable on

the Company’s

Stock on or

after the Grant

Date of this

Award

until the Award

is settled and/or

forfeited shall be
credited

notionally

to the

Participant in

an amount

equal

to such

declared

dividends

or other

distributions

on an

equivalent
number of shares of Stock (“Dividend Equivalents”).

Dividend Equivalents so credited shall be paid if, and only to the extent, the underlying Performance Stock

Units to which they relate become

unrestricted and vest, as provided under

the terms of the
Plan and

this Agreement.

Dividend

Equivalents credited

in respect

to Performance

Stock Units

that are

forfeited

under the
terms of the Plan and this document, are correspondingly forfeited.

No interest or other earnings shall be credited on Dividend
Equivalents.

Vested

Dividend Equivalents shall be paid in cash at the same time as the underlying Performance Stock Units to
which they relate are settled.
4. Settlement of Performance Stock Units.

Upon vesting of the Performance Stock Units, settlement

shall be completed as soon
as administratively practicable but in no event later than 30 days after the vesting date, except where such settlement following a Section 409A

Separation from Service

requires a six-month

delay.

The Company will

provide for settlement

in the form

of
shares of Stock. At the Company’s discretion, additional

restrictions or holding requirements may be imposed on settled Units and dividend equivalents, if any.

5. Non-Transferability
.

The

Performance

Stock

Units

may

not

be

sold,

assigned,

pledged,

exchanged,

hypothecated,
encumbered, disposed of, or otherwise transferred, unless otherwise provided in the Plan or this Agreement.

Upon any attempt
to transfer,

assign, pledge, hypothecate

or otherwise dispose

of the Performance

Stock Units or

of such rights

contrary to the
provisions hereof or in the Plan, the Performance Stock Units and such rights shall immediately become null and void.

6.
Withholding of

Tax.

The Participant

acknowledges that,

regardless of

any action

taken by

the Company

or, if

different, the
subsidiary or affiliated company that employs

the Participant (the “Employer”), the ultimate liability for all income tax, social
contributions,

payroll tax,

fringe benefits

tax, payment

on account,

hypothetical

tax or

other tax-related

items related

to the
Participant’s participation

in the Plan and

legally applicable to the

Participant or deemed by

the Company or the

Employer in
their discretion to be an appropriate charge to the Participant even if legally applicable to the Company or the Employer (“Tax-
Related Items”), is and remains the Participant’s

responsibility and may exceed the amount actually withheld by the Company
or

the

Employer,

if

any.

The

Participant

further

acknowledges

that

the

Company

and/or

the

Employer

(a)

make

no
representations

or

undertakings

regarding

the

treatment

of

any

Tax-Related

Items

in

connection

with

any

aspect

of

the
Performance

Stock

Units,

including,

but

not

limited

to,

the

grant,

vesting,

the

subsequent

sale

of

shares

of

Stock

acquired
pursuant to such vesting and the receipt of any dividends; and (b) do not commit to and are under no obligation to structure the terms of the grant

or any aspect of

the Performance Stock Units

to reduce or eliminate the

Participant’s liability for Tax-Related
Items or achieve any

particular tax result.

Further, if the Participant

is subject to

Tax-Related Items in more than

one jurisdiction
between

the

Grant

Date

and

the

date

of

any

relevant

taxable

or

tax

withholding

event,

as

applicable,

the

Participant
acknowledges

that

the

Company

and/or

the

Employer

(or

former

employer,

as

applicable)

may

be

required

to

withhold

or
account for Tax

-Related Items in more than one jurisdiction.
Prior

to

the

relevant

taxable or

tax

withholding

event,

as applicable,

the

Participant

agrees to

make

adequate

arrangements
satisfactory to the Company and/or the Employer to satisfy all Tax-Related Items. In this regard, unless otherwise approved by the Committee, the Company shall

satisfy the obligations with

regard to all Tax

-Related Items by one or

a combination of the
following:

(i) withholding

from the

Participant’s

wages or

other cash

compensation paid

to the

Participant by

the Company
and/or the Employer; (ii) withholding from the shares of Stock to be delivered upon settlement of the Performance Stock Units or other awards granted to the Participant or (iii) permitting the Participant to tender to the Company cash or,

if allowed by the
Committee, shares of Stock.
Depending on the withholding

method, the Company may

withhold or account

for Tax-Related Items by considering applicable
statutory

withholding

rates

(as

determined

by

the

Company

in

good

faith

and

in

its

sole

discretion)

or

other

applicable
withholding rates, including maximum applicable

rates, in which case

the Participant will receive

a refund of

any over-withheld
amount and will have no entitlement to the share equivalent. If the obligation for Tax-Related Items is satisfied by withholding from

the

shares

of

Stock

to

be

delivered

upon

vesting

of

the

Performance

Stock

Units,

for

tax

purposes,

the

Participant

is
deemed to have been issued

the full number of shares of

Stock subject to the Performance Stock

Units, notwithstanding that a
number of shares

of Stock are held

back solely for the

purpose of paying the

Tax-Related

Items. The Participant

will have no
further rights with respect to any shares of Stock that are retained by the Company pursuant to this provision.
The

Participant

agrees

to pay

to

the Company

or the

Employer

any

amount of

Tax-Related

Items

that the

Company

or the
Employer may

be required

to withhold

or account

for as

a result

of the

Participant’s

participation in

the Plan

that cannot

be
satisfied by the means previously described. The Company may refuse to issue or deliver shares of Stock or proceeds from the sale of

shares of

Stock until

arrangements satisfactory

to the

Company have

been made

in connection

with the

Tax-Related
Items.
7. Restrictive Covenants; Confidential Information; Work Product.

The Participant agrees to cooperate with the Company in
any way needed in order to comply with, or fulfill the terms of the Plan and this Award document.

As a term and condition of
this Award,

Participant agrees to the following terms:

a.
I agree

to use

General Mills

Confidential Information

only as

needed in

the performance

of my

duties, to

hold and
protect such information

as confidential to the

Company,

and not to engage

in any unauthorized use

or disclosure of
such

information

for

so

long

as

such

information

qualifies

as

Confidential

Information.

I

agree

that

after

my
employment with

the Company

terminates for

any reason,

including “retirement”

as that

term is

used in

the Plan,

I
will not

use or

disclose, directly

or indirectly,

Company Confidential

Information or

trade secrets

for any

purpose,
unless I get the prior written consent of my manager to do so.
This document does

not prevent me from

filing a complaint with

a government agency

(including the Securities

and
Exchange

Commission,

Department

of

Justice,

Equal

Employment

Opportunity

Commission

and

others)

or

from
participating

in

an

agency

proceeding.

This

document

also

does

not

prevent

me

from

providing

an

agency

with
information, including this document,

unless such information is legally

protected from disclosure to

third parties.

I
do not need prior company authorization to take these actions, nor must I notify the company I have done so.
Also, as

provided in

18 U.S.C.

1833(b), I cannot

be held

criminally or civilly

liable under any

federal or state

trade
secret law for

making a trade secret

disclosure: (A) in

confidence to a

federal, state, or

local government official, either

directly or

indirectly,

or to

an attorney,

solely for

the purpose

of reporting

or investigating

a suspected

violation of
law; or (B) in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.
General

Mills

Confidential

Information

means

any

non-public

information

I

create,

receive,

use

or

observe

in

the
performance

of

my

job

at

General

Mills,

including

trade

secrets.

Examples

of

Confidential

Information

include
marketing,

merchandising,

business

plans,

business

methods,

pricing,

purchasing,

licensing,

contracts,

employee,
supplier

or

customer

information,

customer,

vendor

or

partner

client

or

contact

lists,

financial

data,

technological
developments, manufacturing processes

and specifications, product

formulas, ingredient specifications,

software code,
and all other proprietary information which is not publicly available to others.
Prior to leaving the Company, I agree to return all materials in my possession containing Confidential Information, as well

as

all

other

documents

and

other

tangible

items

provided

to

me

by

General

Mills,

or

developed

by

me

in
connection with my employment with the Company.
b.
I agree to promptly tell General Mills about any ideas, concepts, improvements,

designs, inventions, discoveries, and
creative works (collectively,

“Work Product”)

which I conceive or create during my

employment with General Mills
which relate to General Mills’ businesses.
I further agree to immediately,

automatically and irrevocably assign,

and hereby do assign, to

General Mills any and
all intellectual property rights in and

to such Work Product, and all such intellectual

property rights shall be solely

and
exclusively owned by General

Mills.

“Intellectual property rights” means patent

rights, copyrights, trade secret

rights,
trade dress rights, trademark rights and all comparable rights throughout the world.
During my employment

with General Mills

and anytime

thereafter, I

will take all

necessary steps, at

General Mills’
request and expense, but without further compensation to me, to execute any instruments necessary to enable General
Mills or General Mills’ nominee to register intellectual property rights throughout the world.
After I leave

General Mills, I

agree to help

General Mills

in every way

possible in any

government or legal

proceedings
pertaining to any General Mills intellectual property rights.
c. [
This Section 7.c. does not apply to

California, Colorado, Minnesota, and Washington -based employees.
] I agree that
for one year

after I leave

the Company,

including retiring from

the Company,

I will not work

on any product,

brand
category, process,

or service: (A) on which I worked, or

about which I had access to Confidential

Information, in the
year immediately preceding my termination (including retirement) from General Mills, and (B) which competes with
General Mills products, brand categories, processes, or related services.

d.
I agree that for one year after I leave General Mills, including retiring from the Company,

I will refrain from directly
or indirectly soliciting

Company employees for

the purpose of

hiring them or

inducing them to

leave their employment
with the Company.
e.
I agree

that after

I leave

General Mills,

including retiring

from the

Company,

I will

indefinitely refrain

from using
Company client or contact lists, and for two years I will refrain from soliciting the Company’s customers.
A breach of the

obligations set forth in

this paragraph may result

in the rescission of

the Award,

termination and forfeiture

of
any

unvested

Units,

and/or

required

payment

to

the

Company

of

all

or

a

portion

of

any

monetary

gains

acquired

by

the
Participant as a result of the Award, unless the Award

vested and was settled more than four (4) years prior to the breach.

The
foregoing remedies are in addition to, and not in lieu of injunctive relief and/or any other legal or equitable remedies available under applicable law.
8. Nature of Grant.

In accepting the Performance Stock Units, the Participant acknowledges and agrees that:
(a)
the Plan

is established

voluntarily by

the Company,

it is

discretionary

in nature

and it

may be

modified, amended,
suspended or terminated by the Company,

in its sole discretion, at any time (subject to any limitations set forth in the
Plan);

(b)
the grant of the Performance Stock Units

is voluntary and occasional and does

not create any contractual or other

right
to

receive

future

grants

of

Performance

Stock

Units,

or

benefits

in

lieu

of

Performance

Stock

Units,

even

if
Performance Stock Units s or other awards have been granted in the past;
(c)
all decisions with respect to future awards, if any,

will be at the sole discretion of the Company;
(d)
the Participant’s participation

in the Plan is voluntary;
(e)
the Performance Stock

Units and the

Participant’s participation

in the Plan

shall not create

a right to

employment or
be interpreted as forming an employment contract with the

Company or any of its Subsidiaries or

affiliated companies
and shall not

interfere with the

ability of the

Company or the

Employer,

as applicable, to

terminate the

Participant’s
employment relationship (as otherwise may be permitted under local law);
(f)
unless

otherwise

agreed

with

the

Company,

the

Performance

Stock

Units

and

any

shares

of

Stock

acquired

upon
vesting of the Performance Stock Units, and the income from and value of same, are not granted as consideration for,
or

in

connection

with,

any

service

the

Participant

may

provide

as

a

director

of

any

subsidiary

or

affiliate

of

the
Company;
(g)
the Performance Stock Units

and any shares of Stock

acquired under the Plan and

the income and value

of same, are
not

part

of

normal

or

expected

compensation

for

purposes

of

calculating

any

severance,

resignation,

termination,
redundancy,

dismissal,

end-of-service

payments,

bonuses,

long-service

awards,

pension

or

retirement

or

welfare
benefits or similar payments and in no event should be considered as compensation for, or relating in any way to, past services for the Company,

the Employer or any subsidiary

or affiliate of the Company;
(h)
the future value

of the shares

of Stock

underlying the Performance

Stock Units is

unknown, indeterminable, and cannot
be predicted with certainty;

(i)
upon vesting of the Performance Stock Units, the value of such shares of

Stock may increase or decrease in value;

(j)
no

claim

or

entitlement

to

compensation

or

damages

shall

arise

from

forfeiture

of

the

Performance

Stock

Units
resulting from termination

of the Participant’s

employment (for any

reason whatsoever and

whether or not in

breach
of local labor laws or later found invalid) and, in consideration of the Performance Stock Units, the Participant agrees not to institute any claim against the Company or the Employer;
(k)
the Performance Stock Units and

the benefits evidenced by

this Agreement do not

create any entitlement not

otherwise
specifically

provided

for

in the

Plan or

provided

by the

Company

in its

discretion,

to have

the Performance

Stock
Units

or

any

such

benefits

transferred

to,

or

assumed

by,

another

company,

nor

to

be

exchanged,

cashed

out

or
substituted for, in connection with any corporate

transaction affecting the shares of Stock; and
(l)
neither the Company

nor any of its

Subsidiaries or affiliated

companies shall be

liable for any

foreign exchange rate
fluctuation between the

Participant’s local

currency and the U.S.

dollar that may

affect the value

of the Performance
Stock

Units

or

any

amounts

due

to

the

Participant

pursuant

to

the

vesting

of

the

Performance

Stock

Units

or

the
subsequent sale of any shares of Stock acquired upon vesting of the Performance

Stock Units.
9.
Data

Privacy.
If

the

Participant

would

like

to

participate

in

the

Plan,

the

Participant

will

need

to

review

the

information
provided in

this Section

9 and,

where applicable,

declare the

Participant’s

consent to

the processing

of personal

data by

the
Company and the third parties stated below.

If the Participant is based

in the European Union (“EU”),

European Economic Area (“EEA”) or

United Kingdom, please note
that General Mills,

Inc. with registered

address at One

General Mills Boulevard,

Minneapolis, MN 55426-1347,

is the controller
responsible for the processing of the Participant’s

personal data in connection with the Agreement and the Plan.

(a)
Data

Collection

and

Usage.

The

Company

collects,

processes,

uses

and

transfers

certain

personally-identifiable
information about

the Participant,

specifically,

the Participant’s

name, home

address and

telephone number,

email
address, date of birth, social insurance, passport number or other identification number,

salary, nationality,

job title,
any shares of Stock or directorships

held in the Company or any affiliated company,

details of all Performance Stock
Units or any

other entitlement to

shares of Stock awarded, canceled,

exercised, settled, vested, unvested

or outstanding
in

the

Participant’s

favor,

which

the

Company

receives

from

the

Participant

or

the

Employer

(the

“Data”).

The
Company collects, processes

and uses the Data

for the purposes of performing

its contractual obligations

under this
Agreement,

implementing,

administering and

managing

the Participant’s

participation

in the

Plan

and facilitating
compliance with applicable tax and securities law.
If the Participant

is based in

the EU, EEA

or United Kingdom,

the legal basis

for the processing

of the Data

by the
Company

is

the

necessity

of

the

processing

for

the

Company

to

perform

its

contractual

obligations

under

this
Agreement

and

the

Plan

and

the

Company’s

legitimate

business

interests

of

managing

the

Plan,

administering
employee equity awards and complying with its contractual

and statutory obligations.
If the Participant is

based in any other

jurisdiction, the legal basis

for the processing

of the Data by the

Company is
the Participant’s

consent as further described below.
(b)
Stock

Plan

Administration

Service

Providers.

The

Company

transfers

Data

to

E*TRADE

Financial

Corporate
Services, Inc.

(including its

affiliated companies),

an independent

service provider

which assists

the Company

with
the implementation,

administration and

management of

the Plan.

In the future,

the Company

may select a

different
service

provider,

which

will

in

a

similar

manner,

share

Data

with

such

service

provider.

The

Company’s

service
provider will

maintain an

account for the

Participant to administer

the Performance

Stock Units. The

processing

of
Data

will

take

place

through

both

electronic

and

non-electronic

means.

Data

will

only

be

accessible

by

those
individuals requiring access to it for purposes of implementing,

administering and operating the Plan.
(c)
International Data

Transfers. The

Company and

its service providers

are based

in the United

States and

India. The
Participant’s

country or jurisdiction may have different data privacy laws and protections than the United States and
India.

An

appropriate

level

of

protection

can

be

achieved

by

implementing

safeguards

such

as

the

Standard
Contractual Clauses adopted by the EU Commission.
If the Participant is based in any other jurisdiction, the Data will be transferred from the Participant’s jurisdiction to
the Company

and onward

from

the Company

to any

of its

service providers

based on

the Participant’s

consent, as
further described below.
(d)
Data Retention. The

Company will use the Data

only as long as necessary

to implement, administer and

manage the
Participant’s

participation in

the Plan,

or as

required

to comply

with legal

or regulatory

obligations, including

tax
and securities laws.

When the Company

no longer needs

the Data,

the Company will

remove it

from its

systems.

If
the Company keeps data

longer,

it would be to satisfy legal

or regulatory obligations

and the Company’s

legal basis
would be relevant

laws or regulations

(if the Participant

is in the EU,

EEA or United Kingdom)

or the Participant’s
consent (if the Participant is outside the EU, EEA or United Kingdom).
(e)
Data

Subject

Rights.

The

Participant

may

have

a

number

of

rights

under

data

privacy

laws

in

the

Participant’s
jurisdiction. Subject to the conditions

set out in the applicable law

and depending on where

the Participant is based,
such

rights

may

include

the

right

to

(i)

request

access

to,

or

copies

of,

the

Data

processed

by

the

Company,

(ii)
rectification

of

incorrect

Data,

(iii)

deletion

of

Data,

(iv)

restrictions

on

the

processing

of

Data,

(v)

object

to

the
processing of Data

for legitimate interests, (vi)

portability of Data, (vii) lodge complaints

with competent authorities
in the Participant’s

jurisdiction, and/or to (viii) receive a list with the names and addresses of any potential recipients
of Data.

To

receive

clarification regarding

these rights

or to

exercise

these rights,

the Participant

can contact

HR
Direct.
(f)
Necessary

Disclosure

of

Personal

Data.

The

Participant

understands

that

providing

the

Company

with

Data

is
necessary for the performance of the Agreement

and that the Participant’s

refusal to provide

the Data would make it
impossible

for

the

Company

to

perform

its

contractual

obligations

and

may

affect

the

Participant’s

ability

to
participate in the Plan.

(g)
Declaration

of

Consent

(if

the

Participant

is

outside

the

EU,

EEA

and

United

Kingdom).

The

Participant

hereby
unambiguously

consents

to

the collection,

use

and

transfer,

in

electronic

or

other

form,

of

the

Data,

as

described
above and in any other

grant materials, by and among,

as applicable, the Employer,

the Company and any affiliated
company for

the exclusive

purpose of

implementing, administering

and managing

the Participant’s

participation in
the Plan. The Participant

understands that the Participant

may, at

any time, refuse

or withdraw the consents

herein,
in any

case without

cost, by

contacting HR

Direct.

If the

Participant does

not consent

or later

seeks to

revoke

the
Participant’s

consent,

the

Participant’s

employment

status

or

service

with

the

Employer

will

not

be

affected;

the
Participant’s

consequence of

refusing

or withdrawing

consent is

that the

Company would

not be

able to

award the
Participant

Performance

Stock Units

or any

other equity

award

to the

Participant or

administer or

maintain

such
awards.

Therefore,

the Participant

understands

that refusing

or withdrawing

consent may

affect the

Participant’s
ability to

participate in

the Plan.

For more

information on

the consequences

of refusal

to consent

or withdrawal

of
consent, the Participant should contact HR Direct.
10. Clawback
. This Award

is specifically made subject to the Company’s Executive

Compensation Clawback Policies.
11.
Insider Trading;

Market Abuse

Laws.

By participating

in the

Plan, the

Participant agrees

to comply

with the

Company’s
policy

on

insider

trading

(to

the

extent

that

it

is

applicable

to

the

Participant),

the

Participant

further

acknowledges

that,
depending on the Participant’s or his or her broker’s country of residence or where the shares

of Stock are listed, the Participant
may be subject

to insider trading

restrictions and/or market

abuse laws

that may affect

the Participant’s ability to

accept, acquire,
sell or

otherwise dispose

of shares

of Stock,

rights to

shares of

Stock (e.g.,

Performance Stock

Units) or

rights linked

to the
value of shares of

Stock, during such times

the Participant is considered

to have “inside information”

regarding the Company
as defined by

the laws or regulations

in the Participant’s

country.

Local insider trading

laws and regulations

may prohibit the
cancellation

or amendment

of orders

the Participant

places before

he or

she possessed

inside information.

Furthermore,

the
Participant could

be prohibited

from (i)

disclosing the

inside information

to any

third party

(other than

on a

“need to

know”
basis) and (ii) “tipping” third parties or causing them

otherwise to buy or sell securities. The Participant

understands that third
parties

include

fellow

employees.

Any

restriction

under

these

laws

or

regulations

are

separate

from

and

in

addition

to

any
restrictions that may be imposed under any applicable Company insider trading policy.

The Participant acknowledges that it is
the Participant’s responsibility

to comply with any applicable restrictions, and that the

Participant should therefore consult the
Participant’s personal advisor on

this matter.
12.
Electronic

Delivery.
The Participant

agrees, to

the fullest

extent

permitted by

law,

in lieu

of receiving

documents

in paper
format,

to

accept

electronic

delivery

of

any

documents

that

the

Company

and

its

Subsidiaries

or

affiliated

companies

may
deliver in connection with this grant and any other grants offered by the Company,

including prospectuses, grant notifications,
account statements, annual or quarterly reports, and

other communications. Electronic delivery of a

document may be made via
the Company’s email system or by reference to a location on the Company’s intranet or website or a website of the Company’s agent administering

the Plan. By

accepting this

grant, whether

electronically or

otherwise, the

Participant hereby

consents to
participate in the Plan through such system, intranet, or website, including but not limited to the use of electronic signatures or click-through electronic acceptance of terms and conditions.
13. English Language. The Participant acknowledges and agrees that it is the Participant’s express intent that this Agreement and the Plan

and all other

documents, notices

and legal

proceedings entered

into, given or

instituted pursuant

to the Performance
Stock Units be

drawn up in English.

To

the extent the Participant

has been provided

with a copy of

this Agreement, the Plan,
or any other

documents relating

to this Award

in a language

other than English,

the English language

documents will prevail
in case of any ambiguities or divergences as a result of translation.
14. Addendum.
Notwithstanding any

provisions in

this Agreement,

the Performance

Stock Units

shall be

subject to

any special
terms

and

conditions

set

forth

in

the

Country-Specific

Addendum

to

this

Agreement

(the

“Addendum”).

Moreover,

if

the
Participant transfers to one of the countries included in such Addendum, the special terms and conditions for such country will apply to the Participant, to the extent the Company determines that the application of such terms and conditions is necessary or
advisable to comply with local law or facilitate the administration of the Plan (or the Company may establish alternative terms and conditions as may be necessary or advisable to accommodate the Participant’s transfer). The Addendum constitutes part of this Agreement.
15.
Not a Public

Offering
. The award

of the Performance

Stock Units is

not intended

to be a

public offering

of securities in

the
Participant’s

country of

employment (or

country of

residence, if

different). The

Company has

not submitted

any registration
statement, prospectus

or other filings

with the local

securities authorities (unless

otherwise required under

local law), and

the
award of

the Performance

Stock Units

is not subject

to the supervision

of the

local securities authorities.
No employee of

the

Company or

any of

its Subsidiaries

or affiliated

companies is

permitted to

advise the

Participant on

whether he/she

should
participate

in the

Plan.

Acquiring shares

of Stock

involves a

degree

of risk.

Before

deciding

to participate

in the

Plan, the
Participant should carefully consider all risk factors relevant to the acquisition of shares of Stock under the Plan and carefully review all

of the

materials related

to the

Performance Stock

Units and

the Plan.

In addition,

the Participant

should consult
with his/her personal advisor for professional investment

advice.
16.
Repatriation;

Compliance

with

Law
.

The

Participant

agrees

to

repatriate

all payments

attributable

to

the

shares

of Stock
and/or cash acquired

under the Plan in

accordance with applicable

foreign exchange

rules and regulations

in the Participant’s
country of employment

(and country of

residence, if different).

In addition, the

Participant agrees to

take any and

all actions,
and

consent

to

any

and

all

actions

taken

by

the

Company

and

any

of

its

Subsidiaries

and

affiliated

companies,

as

may

be
required to

allow the

Company and

any of

its Subsidiaries

and affiliated

companies to

comply with

local laws,

rules and/or
regulations in

the Participant’s

country of

employment (and country

of residence, if

different). Finally,

the Participant

agrees
to take

any and

all actions

as may

be required

to comply

with the

Participant’s

personal obligations

under local

laws, rules
and/or regulations in the Participant’s

country of employment and country of residence, if different).
17.
Imposition

of

Other

Requirements
.

The

Company

reserves

the

right

to

impose

other

requirements

on

the

Participant’s
participation in the Plan, on the Performance

Stock Unit, and on any shares of Stock acquired under

the Plan, to the extent the
Company determines it is

necessary or advisable for

legal or administrative reasons,

and to require the

Participant to sign any
additional agreements or undertakings that may be necessary to accomplish the foregoing.
18. Committee’s Powers
. No provision contained

in this Agreement shall

in any way terminate,

modify or alter,

or be construed
or interpreted

as terminating,

modifying or

altering any

of the

powers, rights

or authority

vested in

the Committee

or,

to the
extent delegated, in its

delegate, pursuant to the

terms of the Plan or

resolutions adopted in furtherance

of the Plan, including,
without

limitation,

the right

to make

certain

determinations

and

elections

with respect

to the

Performance

Stock Unit.

Any
dispute

regarding

the

interpretation

of

this

Agreement

or

the

terms

of

the

Plan

shall

be

submitted

to

the

Committee

or

its
delegate

who

shall

have

the

discretionary

authority

to

construe

the

terms

of

this

Agreement,

the

Plan,

and

all

documents
ancillary to this

Award.

The decisions of the

Committee or its delegate

shall be final and

binding and any

reviewing court of
law or

other party

shall defer to

its decision,

overruling if,

and only

if, it is

arbitrary and

capricious. In

no way

is it intended
that this review standard subject the Plan or Award

to the U.S. Employee Retirement Income Security Act.
19.
Binding

Effect
.

This

Agreement

shall

be

binding

upon

and

inure

to

the

benefit

of

any

successors

to

the

Company

and

all
persons lawfully claiming under the Participant.
20. Governing Law and Forum
. Without limiting the effect of section 16, this Agreement shall be governed by,

and construed in
accordance with, the laws of the State of Delaware without regard to principles of conflict of laws.
21. Severability
. The

provisions of

this Agreement

are severable

and if

any one

or more

of the

provisions are

determined to

be
illegal

or otherwise

unenforceable,

in whole

or in

part,

the Agreement

shall be

reformed

and

construed

so that

it would

be
enforceable to

the maximum

extent legally

possible, and

if it

cannot be

so reformed

and construed,

as if

such unenforceable
provision, or part thereof, had never been contained herein.
22. Waiver
. The waiver by

the Company with respect

to Participant’s

(or any other participant’s)

compliance with any

provision
of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by such party of a provision of this Agreement.
A
copy of the Plan and the Prospectus to the General Mills, Inc. 2022 Stock Compensation

Plan is available on G&Me by searching
“2022 Stock Compensation Plan”.

A copy of the Company’s latest Annual Report

on Form 10-K is also available on the Company’s
website at www.generalmills.com

under Investor Information/Annual Reports.
GENERAL MILLS, INC.